UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2015

STEAMPUNK WIZARDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	45-5440446
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11620 Wilshire Blvd, Office 43, Suite 900
West Wilshire Center, West Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

(310) 582-5939
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant

(A) PREVIOUS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On February 20, 2015, the Registrant (then named “Freedom Petroleum, Inc.”) engaged Green & Company CPA’s of Tampa, Florida (“Green”) as its independent registered public accounting firm to audit its financial statements for the fiscal year ended July 31, 2015. On November 13, 2015, the Company filed its Annual Report on Form 10-K for the fiscal year ended July 31, 2015 (“2015 Form 10-K”), which included the financial statements audited by Green. On November 13, 2015, the Registrant signed an engagement agreement with RBSM LLP (“RBSM”) to retain RBSM as its independent registered public accounting firm to replace Green and audit its financial statements for the fiscal year ended July 31, 2016. The engagement of RBSM was approved by the Company's board of directors.

Green’s audit reports on the financial statements of the Company for the fiscal year ended July 31, 2015 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audited financial statements contained in our 2015 Form 10-K contained a going concern qualification.

There were no disagreements between the Company and Green, for the two most recent fiscal years and any subsequent interim period through November 13, 2015 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Green, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, Green has not advised the Company that:

1)	internal controls necessary to develop reliable financial statements did not exist; or

2)
information has come to the attention of Green which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

3)
the scope of the audit should be expanded significantly, or information has come to the attention of Green that they have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended July 31, 2016.

We provided Green with a copy of this disclosure before filing it with the SEC. We requested that Green provide us with a letter addressed to the SEC stating whether or not they agree with the above statements. A copy of the letter provided from Green is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(B) NEW INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 13, 2015, we engaged RBSM as our principal accountant to audit our financial statements as successor to Green. During our two most recent fiscal years or subsequent interim periods, we have not consulted with RBSM regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did RBSM provide advice to our company, either written or oral, that was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during our two most recent fiscal years or subsequent interim period, we have not consulted RBSM on any matter that was the subject of a disagreement or a reportable event.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from Green & Company CPA, dated November 18, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2015	Steampunk Wizards, Inc.

	By:	/s/ Anton Lin
Anton Lin, CEO